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                                                                Exhibit 17.2
                                        PROXY
                             GOVERNMENT INCOME PORTFOLIO
                      SERIES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
                SPECIAL MEETING OF SHAREHOLDERS - _____________, 1998


    The undersigned hereby appoints as proxies John D. Wylie and E. Blake
Moore, Jr. and each of them (with power of substitution) to vote for the undersigned all the shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Trustees of Nicholas-Applegate Mutual Funds.

                                YOUR VOTE IS IMPORTANT

    Please date and sign this proxy and return it in the enclosed envelope to


                       ---------------------------------------


                 This proxy will not be voted unless it is dated and
                         signed exactly as instructed below.


Sign exactly as name appears hereon.


------------------------------------
Signature


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Signature if held jointly

Date: ________________________, 1997

If the shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating his or her title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a Partner.


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         Please indicate your vote by an "X" in the appropriate box below.
         The Board of Trustees recommends a vote "FOR" for all Proposals.

    1.   PROPOSAL 1 IS NOT APPLICABLE.

    2. Approval of the reorganization of the A, B, C and Qualified Government Income Portfolios of Nicholas-Applegate Mutual Funds (the "Trust") pursuant to the proposed Agreement and Plan of Reorganization.

         FOR _____      AGAINST _____       ABSTAIN _____

    3.   To elect Trustees of the Trust.  The nominees are:

         FRED C. APPLEGATE, ARTHUR B. LAFFER, CHARLES E. YOUNG, ARTHUR E. NICHOLAS, DANN V. ANGELOFF, WALTER E. AUCH, THEODORE J. COBURN, DARLENE DEREMER AND GEORGE F. KEANE

         FOR _____      WITHHOLD _____      FOR ALL EXCEPT _____

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

    4. Ratification of the selection of Ernst & Young L.L.P. as independent public accountants for the fiscal year ending March 31, _______.

         FOR _____      AGAINST _____       ABSTAIN _____


              Please sign and date the reverse side of this card


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                                        PROXY
                           NICHOLAS-APPLEGATE MUTUAL FUNDS
                  ALL PORTFOLIOS EXCEPT GOVERNMENT INCOME PORTFOLIOS
                SPECIAL MEETING OF SHAREHOLDERS - _____________, 1998


    The undersigned hereby appoints as proxies John D. Wylie and E. Blake
Moore, Jr. and each of them (with power of substitution) to vote for the undersigned all the shares of beneficial interest of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Trustees of Nicholas-Applegate Mutual Funds.

                                YOUR VOTE IS IMPORTANT

    Please date and sign this proxy and return it in the enclosed envelope to


                       ---------------------------------------


                 This proxy will not be voted unless it is dated and
                         signed exactly as instructed below.


Sign exactly as name appears hereon.


------------------------------------
Signature


------------------------------------
Signature if held jointly

Date: ________________________, 1997

If the shares are held jointly, each shareholder named should sign. If only one signs, his or her signature will be binding. If the shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating his or her title. If the shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a Partner.

         Please indicate your vote by an "X" in the appropriate box below. The Board of Trustees recommends a vote "FOR" all Proposals.

    1. Approval of an amendment to the Declaration of Trust of Nicholas-Applegate Mutual Funds (the "Trust") to permit the Board of Trustees of the Trust to create multiple classes of the Institutional Portfolios.

         FOR _____      AGAINST _____       ABSTAIN _____

         ONLY SHAREHOLDERS OF INSTITUTIONAL PORTFOLIOS OF THE TRUST MAY VOTE ON PROPOSAL 1.

    2. Approval of the reorganization of the Trust pursuant to an Agreement and Plan of Reorganization, from a "master feeder" structure to a "multi-class" structure.

         FOR _____      AGAINST _____       ABSTAIN _____

         ONLY SHAREHOLDERS OF A, B, C, QUALIFIED AND INSTITUTIONAL PORTFOLIOS OF THE TRUST MAY VOTE ON PROPOSAL 2.

    3.   To elect Trustees of the Trust.  The nominees are:

         FRED C. APPLEGATE, ARTHUR B. LAFFER, CHARLES E. YOUNG, ARTHUR E. NICHOLAS, DANN V. ANGELOFF, WALTER E. AUCH, THEODORE J. COBURN, DARLENE DEREMER AND GEORGE F. KEANE

         FOR _____      WITHHOLD _____      FOR ALL EXCEPT _____

         TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

    4. Ratification of the selection of Ernst & Young L.L.P. as independent public accountants for the fiscal year ending March 31, _______.

         FOR _____      AGAINST _____       ABSTAIN _____

              Please sign and date the reverse side of this